Goodwill	12 Months Ended
Dec. 31, 2024
GOODWILL [Abstract]
Goodwill
4.	GOODWILL
The changes in the carrying amount of goodwill are as follows:

	Digital Financial Services	Other Services	Total
	$	$	$

Balance as of January 1, 2023	97,214	132,994	230,208
Impairment	–	(117,875)	(117,875)
Foreign currency translation	873	(424)	449

Balance as of December 31, 2023	98,087	14,695	112,782
Foreign currency translation	(4,443)	(714)	(5,157)

Balance as of December 31, 2024	93,644	13,981	107,625

During the year ended December 31, 2023, the Company recorded a full goodwill impairment of $117,875 for a reporting unit within the Other Services segment. The impairment was due to change in business strategy, which led the Company to determine that the reporting unit’s carrying amount exceeded its respective fair value. The reporting unit was subsequently disposed during the year.
Gross goodwill balances were $112,782 and $107,625 as of December 31, 2023 and 2024, respectively.